HSBC FUNDS

HSBC Money Market Funds (the “Funds”)

Supplement dated June 17, 2013
to the Statement of Additional Information dated February 28, 2013, as supplemented (the “SAI”)

Effective as of August 1, 2013, the Board of Trustees of HSBC Funds has approved a conversion feature for Class C Shares of the Funds. Class C Shares will convert automatically to Class A Shares (or Class D Shares, depending on a shareholder’s eligibility) of the same Fund after being held for five years.

The “Conversion Feature – Class B Shares” section on page 51 of the SAI is renamed “Conversion Feature – Class B Shares and Class C Shares” and revised as follows:

Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. Class C Shares of the Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after five years from the beginning of the calendar month in which the Class C Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder’s investment return compared to the Class B Shares or Class C Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares or Class C Shares of one Fund which he or she exchanged for Class B Shares or Class C Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares or Class C Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B Shares or Class C Shares converted.

The “Level Load Alternative – Class C Shares” section on page 51 of the SAI is revised as follows:

Class C Shares of the Funds are available only by exchanging the Class C Shares of other HSBC Funds. If an investor exchanges Class C Shares of other HSBC Funds for Class C Shares of the Funds and wishes to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI
FOR FUTURE REFERENCE